Exhibit 10.102

ASSIGNMENT OF MEMBERSHIP

INTEREST IN DRESDEN, LLC,

A MARYLAND LIMITED LIABILITY COMPANY

THIS ASSIGNMENT OF MEMBERSHIP INTEREST (hereinafter “Assignment”) is made as of the effective date of September 15, 2016, by and between YEAR 2003 TRUST FOR DESCENDANTS (the “Year 2003 Trust”), PLEASANTS ASSOCIATES LIMITED PARTNERSHIP, or order (“PALP”), and CJC, LLC (“CJC”) (the Year 2003 Trust, PALP, and CJC are collectively hereinafter referred to as the “Assignor”) and COMSTOCK BESHERS, L.C. (hereinafter the “Assignee”).

WHEREAS, Dresden, LLC (hereinafter the “Company”) is a limited liability company validly existing and in good standing under the laws of the State of Maryland; and

WHEREAS, Assignor is the owner and holder of 20% of the interests in the Company, and Assignee holds 80% of the interests in the Company; and

WHEREAS, Company is a “Real property entity” within the meaning of §12-117 of the Tax-Property Article of the Annotated Code of Maryland because the real property owned by the Company constitutes 80% or more of the value of the assets of the Company, and has an aggregate value of at least $1,000,000.00 however the transfer contemplated herein is not a transfer of a Controlling Interest in the Company and therefore §12-117 does not apply; and

WHEREAS, in consideration of $1.00, the receipt and sufficiency of which is hereby acknowledged, Assignor desires to assign and transfer twenty percent (20%) interest in the Company unto Assignee (the “Membership Interest”); and

WHEREAS, Assignee desires to accept said Membership Interests from Assignor.

NOW, THEREFORE, for valuable consideration and the mutual promises contained herein, the parties agree as follows:

1. Assignor does hereby assign and convey all of its right, title and interest in and to a twenty percent (20.00%) Membership Interest in the Company unto Assignee.

2. Immediately following the transfer evidenced hereby, the Members of the Company hold the following percentages of ownership in the Company:

Member	Percentage
Comstock Beshers, L.C.	100.0%

3. The Assignee does hereby accept this assignment from Assignor subject to all of the terms and provisions of Operating Agreement of the Company dated December 24, 2014 (the “Operating Agreement”), and by Assignee’s signature below, agrees to be legally bound by the Operating Agreement of the Company.

4. By Assignor’s signature below, Assignor confirms and agrees that Assignee is an approved “Potential Transferee” of Assignor, and the Company will not exercise its right to purchase the Membership Interest as provided in Section 7.02 of the Operating Agreement. Assignor further acknowledges and agrees that this Assignment constitutes the “Sale Notice” as provided by Section 7.04 of the Operating Agreement, and that Assignor waives any and all rights to exercise the option provided therein.

5. Assignor hereby indemnifies and holds Assignee, its officers, directors, members, agents, managers, and employees, harmless from any and all actions, claims, or causes of action, known or unknown, pertaining to the Company for any reason at any point on or before September 15, 2016.

WITNESS the hands and seals of the parties as of the day and year first above written.

WITNESS:	ASSIGNOR:
YEAR 2003 TRUST FOR DESCENDANTS

	By:		(Seal)
Claudia F. Pleasants
Trustee

	By:		(Seal)
James L. Dameron, III
Trustee

	By:		(Seal)
Dawn A. Newquist
Trustee

PLEASANTS ASSOCIATES LIMITED PARTNERSHIP
	By:	Pleasants Enterprises, Inc.
General Partner

		By:	(Seal)
William D. Pleasants, Jr.
President

CJC, LLC

By:		(Seal)
Gerald T. Connelly, III
Manager

ASSIGNEE:
COMSTOCK BESHERS, L.C.
By:	COMSTOCK HOLDING COMPANIES, INC., MANAGER

	By:	(Seal)